                                                                    EXHIBIT 10.8

                                 PROMISSORY NOTE



$2,000,000                                                      October 25, 1995

         For Value Received, without grace, and in accordance with the payment terms hereinafter set forth, the undersigned (herein called "Maker", whether one or more) promises to pay to the order of Service Lloyds Insurance Company ("Payee"), at its offices in Austin, Travis County, Texas, and in lawful money of the United States of America, the principal amount of U.S. Two Million Dollars ($2,000,000), together with interest from the date hereof until maturity, howsoever the same may occur, on the actual principal balance hereof from time to time outstanding and unpaid, at the rate of ten percent (10%) per annum (the "Base Rate").

         All past due principal and interest on this Note shall bear interest from maturity thereof, howsoever the same may occur, until paid at a per annum rate which is four percent (4%) per annum above the Base Rate described above, but in no event to exceed the Maximum Lawful Rate, as herein defined.

         The "Maximum Lawful Rate," as used herein, is the maximum lawful, non-usurious per annum rate of interest (determined on the basis of a year of 365 days or 366 days as the case may be) that from time to time, may be contracted for, charged, taken, received or reserved by the Payee or other holder hereof under Applicable Law.

         For purposes of Tex. Rev. Civ. Stat. Ann. Art. 5069, Section 1.04, to the extent that such applies (or may from time to time apply) to this Note, the weekly indicated rate ceiling determined under said Art. 5069, Section 1.04 and appropriate for application to this Note shall be the interest rate ceiling applicable to this Note for purposes of said Art. 5069, Section 1.04.

         Subject in all events to the limitations established herein in respect of the Maximum Lawful Rate, interest prior to maturity of this Note shall be calculated at a daily rate equal to 1/360th of the Base Rate, with the daily rate so determined being applied for the actual number of days elapsed, provided that in no event shall the amount or rate of interest payable hereunder exceed that calculated under or constituting the Maximum Lawful Rate.

         "Applicable Law" as used herein, means that law, from time to time in effect and applicable to this Note and the indebtedness hereunder, which permit or authorizes the lawful charging and collection by Payee, or other holder hereof, of the highest permissible lawful and non-usurious rate of interest, and shall include laws of the State of Texas and laws of the United States of America.

         Payment of this Note is secured by, and this Note is entitled to the benefits of, a stock pledge agreement of even date herewith executed by the shareholders of Maker and by Payee (the "Collateral Agreement"), to secure, guarantee or otherwise provide for payment hereof, in favor of or for the benefit of the Payee or other holder hereof.

         It is stipulated that upon default in the punctual payment of the principal of or interest on this Note, as the same becomes due and payable, or upon default (or upon the occurrence of any event or condition that authorizes the Payee or other holder to accelerate the maturity hereof) under the Collateral Agreement (reference being here specifically made to said Collateral Agreement as to the rights of the Payee or other holder hereof to accelerate the maturity hereof under certain circumstances), then this Note shall thereupon be in default and at any time thereafter, at the option of the Payee or other holder hereof; this Note, both as to principal and interest then outstanding and accrued, shall be and become fully due and payable.

         This Note shall be due and payable as follows:

The principal of this Note shall be due and payable in annual installments of $250,000.00, payable on each anniversary date of this Note, until five years from the date of this Note, when the entire amount remaining unpaid, principal and accrued interest, shall be due and payable (the "Maturity Date"). In addition, interest shall be due and payable quarterly on the 25th day of January, April, July and October of each calendar year, beginning January 25, 1996, and continuing regularly and quarterly thereafter, and on the Maturity Date. Such payments of interest shall be in addition to the principal payments due under this Note.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at its maturity (howsoever such may occur, whether by demand, default, acceleration or otherwise) and it is placed in the hands of an attorney for collection, then the Maker further expressly agrees to pay, as a reasonable attorney's fee, ten percent (10%) of the full amount of principal and interest owing on this Note when it is placed in the hands of an attorney incident to the foregoing, such payments to be in addition to all other amounts owing hereunder.

         In the event that maturity of this Note is accelerated by reason of default hereunder or under the Collateral Agreement, Maker of this Note expressly waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of acceleration or of intent to accelerate, and all other notice. In the event that Payee or any other holder elects to exercise its unqualified right to demand payment hereof, in full, at any time, Maker of this Note further agrees that demand upon Maker for payment shall be the only demand, notice, or act required or necessary incident to the exercise of such right and hereby waives any and all other notice, demand, presentment, protest, notice of intent to demand payment, or notice of demand in such regard. Maker further waives filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agrees to any substitution, exchange or release of any such security.

         The undersigned Maker shall have the right and privilege of prepaying this Note at any time or times, in whole or in part, without notice or penalty. Any prepayment of principal shall be applied, in inverse order of maturity, to the payments scheduled under this Note to repay the principal hereof, and shall not relieve Maker of the obligation to pay scheduled obligatory payments on this
Note in accordance with the terms hereof, as the same mature, or upon demand. Principal that is prepaid will, however, cease to bear interest from the date of prepayment.

         The unpaid principal amount hereof at any time shall be the total amount advanced or loaned hereunder by the Payee or other holder hereof to or for the account of the undersigned, less the amount of all payments received on the principal hereof. All payments received shall be first applied to the then unpaid accrued interest hereon, with the balance (if any) applied against principal.

         Payee and the undersigned Maker specifically intend and agree to limit contractually the amount of interest payable on this Note to the maximum lawful amount permitted under the laws applicable to this Note and the indebtedness of the undersigned hereunder in the State of Texas (including any federal laws to the extent the same are applicable and controlling) from time to time in effect and likewise to provide in respect of this Note for only those charges and fees as are permitted thereunder. None of the terms of this Note or of any other instrument pertaining to or securing this Note shall ever create or be construed to create a contract to pay interest at a rate in excess of the Maximum Lawful Rate or in an amount in excess of the lawful maximum permitted under Applicable Law. Neither the undersigned nor any other party liable herefor shall ever be liable for interest in excess of that determined under the Maximum Lawful Rate that may be charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Note and of any other instruments pertaining to or securing this Note that may be in apparent conflict herewith and any such apparently conflicting term, rate, or amount shall be, without further action of the parties, reduced to conform with the provisions hereof and Applicable Law. Similarly, any term or provision hereof apparently providing for the payment or charging of any fee, charge, expense or other amount not authorized to be made in connection with loans of the type evidenced hereby shall be reformed or stricken, as may be necessary to conform to applicable provisions of law, without further action by any party. If any amount constituting interest under Applicable Law that is paid to, or taken or received by Payee or other holder shall be in excess of that calculated at the Maximum Lawful Rate under Applicable Law, then any such excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded immediately to the undersigned or, at the option of the payee or other holder, applied against the unpaid principal balance of this Note, and all provisions and terms hereof respecting interest shall be immediately reformed and reduced, all without the necessity of the execution of further documents, so as to comply fully with Applicable Law.

         This Note is a promissory note made under, and shall be construed in accordance with, the laws of the State of Texas and applicable controlling federal laws, provided that this Note shall not be governed by Ch. 15, Texas Credit Code.


                                        "MAKER"

                                        Service Asset Holdings, Inc.

                                        By: /s/ ROGER J. ENGEMOEN, JR.
                                            ------------------------------------
                                                Roger J. Engemoen, Jr.
                                        Its:    President

                          SECURITY AGREEMENT AND PLEDGE


                                October 25, 1995


                                       I.

                      Parties, Collateral, and Obligations




         Joe F. Gray, J. Kelly Gray, JoAnn Gray Smith, Janey Gray Trowbridge, Roger J. Engemoen, Jr., Richard V. Tonn, Jr., William D. Gross, Merle S. Gardner, Gary R. Holiday, Larry K. McCormick, James P. Forrest, and Phillip L. Price, (collectively referred to as "Pledgor") who are the owners and holders of all of the issued and outstanding stock of Service Asset Holdings, Inc. of 6907 Capital of Texas Highway, Austin, Texas 78731 ("Service"), for valuable consideration, receipt of which is acknowledged, hereby grant to Service Lloyds Insurance Company ("Secured Party"), a security interest in (and acknowledges that Secured Party has and shall continue to have a continuing security interest in and upon) the property described below ("Collateral"):

         All of the issued and outstanding shares of common stock of Service together with (and the security interest herein granted shall extend to and the Collateral shall include) all proceeds, monies, income, benefits and rights attributable or accruing to said property, which Pledgor is or may hereafter become entitled to hold or receive, including, but not by way of limitation, all dividends (in cash, stock or otherwise) interest, premium, redemption proceeds and other payments or distributions of or with respect to said property, whether payable in cash, stock or other property, and all subscription and other rights.

         The security interest granted herein secures the payment of all liabilities, indebtedness, and obligations of Service to Secured Party (hereinafter called the "Obligations"), whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and all renewals, extensions and rearrangements of the above Obligations, and any of the same, including indebtedness evidenced by a promissory note of even date herewith (hereafter called the "Note") executed by Service in the principal amount of $2,000,000, payable to the order of Secured Party, and providing for interest, costs and expenses, and attorney's fees and legal expenses, all in accordance with the terms of the Note and this Security Agreement. Unless otherwise agreed, all of the Obligations shall be payable at the offices of the Secured Party in Austin, Travis County, Texas.

                                       II.

               Warranties, Covenants and Agreements of the Pledgor

               Pledgor hereby warrants, covenants and agrees that:

         1. Pledgor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance, lien, charge and from any other right, title, or interest of any person (other than the security interest of Secured Party hereunder); Pledgor has full power and lawful authority to sell, transfer and assign the Collateral to Secured Party and to grant to Secured Party a security interest in the Collateral; the security interest herein granted is, and will remain, as to the Collateral and as to any person or persons now or hereafter claiming any interest therein, first, prior, valid and effective; the execution and delivery and the performance hereof are not in contravention of any indenture, agreement or undertaking to which the Pledgor is a party or by which the Pledgor or its property is bound.

         2. Pledgor has not heretofore signed nor is there now on file any financing statement or security agreement which covers any part or all of the Collateral, (other than such financing statements and security agreements, if any, of which both written notice and true and correct copies have heretofore been given by Pledgor to Secured Party).

         3. As long as any amount remains unpaid on any of the Obligations, or as long as any credit from Secured Party to Service is in use by or available to
Service: (i) Pledgor will not enter into or execute any security agreement or financing statement covering any part or all of the Collateral other than security agreements and financing statements in favor of Secured Party, and (ii) there will not be on file in any public office any financing statement (or document filed as such) covering any part or all of the Collateral other than financing statements in favor of Secured Party, unless in any case referred to in this Paragraph II.3. the specific prior written consent of Secured Party shall have been obtained.

         4. At the request of Secured Party, Pledgor will join Secured Party in executing such documents or financing statements in form satisfactory to Secured Party, as Secured Party may determine, from time to time, to be necessary or desirable under applicable law. It is agreed and understood (and Secured Party is hereby authorized to act hereunder) that Secured Party may, at any time or times file (or sign and file as a financing statement) any counterpart, carbon copy, or photographic or other reproduction of this Security Agreement or of any financing statement executed in connection with this Security Agreement.

         5. Pledgor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the written consent of Secured Party; and Pledgor will keep the Collateral free from any adverse, lien, security interest, encumbrance, charges or claim. Pledgor will not settle, adjust, modify, release or deal with in any respect any or all of the Collateral or any right or rights therein or relating thereto. All Collateral that is in negotiable or transferable form shall be duly delivered to Secured Party with all endorsements or signatures required for the transfer or conveyance of such Collateral.

         6. If, at any time, the Pledgor holds or has possession of the Collateral or any part thereof, then the same shall remain in Pledgor's possession and control at all times at Pledgor's risk of loss.

         7. If at any time or times Secured Party shall deem payment of the Obligations to be insecure (it being here stipulated that Secured Party may, without limiting the generality of the foregoing, deem payment of the Obligations insecure if, in the opinion of Secured Party, the value of the Collateral has declined or may decline), then Secured Party may call for additional Collateral satisfactory to Secured Party, and Pledgor promises to furnish such additional Collateral forthwith. The call for additional Collateral may be verbal or in writing, such writing to be sent to Pledgor at the address of Pledgor shown above in this Security Agreement.

         8. All information supplied and statements made by Pledgor in any financial, credit or accounting statement or application for credit made or delivered to Secured Party by or on behalf of Pledgor prior to, contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine.

         9. Pledgor will, upon the execution of this Security Agreement by or on behalf of Pledgor, deliver, or cause to be delivered, to Secured Party all instruments, securities, documents, and chattel paper subject to this Security Agreement duly endorsed or in negotiable or transferable form, as Secured Party may request; further, if any instruments, securities, chattel paper, monies, or documents are, at any time or times, included in the Collateral, whether as proceeds or otherwise, Pledgor will (while such are in Pledgor's possession) hold the same in trust and not commingle the same with any other property, and will deliver the same to Secured Party promptly upon the receipt thereof by Pledgor, and in any event immediately upon demand therefor by Secured Party.

         10. Pledgor will pay all expenses incurred by Secured Party in preserving, perfecting, defending, and enforcing this security interest or the Collateral and in collecting or enforcing the Obligations or the Note. Expenses for which Pledgor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate allowed under the terms of the appropriate Obligation, and Pledgor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party.

                                       III

                                Events of Default

         Pledgor shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

         1. Any payment of principal of; or interest on, the Note or of any other of the Obligations is not made, in full, when due;

         2. Default or refusal to perform or observe any agreement, obligation, duty or covenant of Service or of any maker, endorser, guarantor or surety of any liability or obligation of Service to the holder of the Obligations;

         3. Any warranty, representation or statement made in this Security Agreement or made or furnished to Secured Party by or on behalf of Pledgor in connection with this Security Agreement or to induce Secured Party to make any loan or credit available to Service proves to have been false in any material respect when made or furnished; or any financial statement of Service which has been or may be furnished to Secured Party by or on behalf of Service shall prove to be false in any materially detrimental respect;

         4. The levy of any attachment, execution, or other process against Pledgor or any other Collateral;

         5. Death, dissolution, termination of existence, insolvency or business failure of Service, or the appointment of receiver or other legal representative for any part of the property of; or assignment for the benefit of creditors by Service;

         6. The commencement of a proceeding by or against, or the entry of an order for relief as to, Service under the federal Bankruptcy Code.

         7. Any deterioration or impairment of the Collateral or any part thereof or any decline or depreciation in the market value thereof (whether actual or reasonably anticipated) which, in the judgment of Secured Party, causes the Collateral to become unsatisfactory as to value or character.

                                       IV.

                                    Remedies

Upon the happening of any event of default specified above, and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable, without presentment, demand, notice of default, notice of acceleration or of intent to accelerate, or any other notice or demand of any character to Service or Pledgor. Under this Security Agreement, Secured Party (or any other holder of the Obligations) has and may exercise with reference to the Collateral and Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted and as amended in the State of Texas, and as otherwise granted herein or under any other law or under any other agreement executed by Pledgor in favor of Secured Party or such other holder, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise to dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred and toward payment of the Obligations, in such order or manner as Secured Party may elect. It is specifically agreed by Pledgor that Secured Party may purchase the Collateral at any public or private sale; provided, however, that such sale is otherwise held in a commercially reasonable manner. To the extent permitted by law, Pledgor expressly waives any notice of sale or other disposition of the

Collateral and any other rights or remedies of Pledgor or formalities prescribed or provided by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is mailed, postage prepaid, to Pledgor at the address first shown above for Service at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of notice.

         To protect and more fully to secure its interests hereunder, Secured Party is expressly granted the right, at its option, and Pledgor agrees to perform all acts requested by Secured Party in connection therewith, to transfer at any time to Secured Party or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply the same on principal, accrued or earned interest or other amounts owing on any of the Obligations, in such order or manner and at such time or times as Secured Party may elect. Secured Party is further expressly granted the rights, exercisable at its option at any time, whether before or after default, to take control of any proceeds, payment, monies, income, collections or benefits and to notify account debtors, lessees, obligors on any instruments or other obligors to make all payments directly to Secured Party on any and all accounts, leases, instruments or obligations constituting, at any time or from time to time, a part of the Collateral and to make payment directly to Secured Party of all such income, monies, proceeds or other benefits; and Debtor will, upon request of Secured Party, so notify all such account debtors, lessees or obligors.

         All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to foreclosure on, sale, transfer, assignment or other disposition or utilization of the Collateral or any party thereof shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

         The right of Secured Party to take possession or control of the Collateral upon the happening of any of the events or conditions constituting a default may be exercised without resort to any court proceeding or judicial process whatever and without any hearing whatever thereon.

                                       V.

                                     General

         Secured Party may, at its option, whether or not the Obligations are then due, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral against other parties, which Pledgor hereby agrees to do at its sole cost and expense.

         This Security Agreement shall not be construed as relieving Service from full recourse liability on the Obligations and any and all fixture and other indebtedness secured hereby and for any deficiency thereon.

         If maturity of the Obligations shall be accelerated for any reason, the full amount of any interest then unearned which has been collected theretofore by or for Secured Party shall thereupon be credited against the Obligations. Notwithstanding any other provision in this Security Agreement or in the Obligations or any of them, Service shall never be liable for unearned interest on the Obligations, or on any of them, and shall further never be required to pay interest on the Obligations, or on any of them, at a rate or in an amount in excess of the maximum authorized and allowed by applicable law. The intent of the parties being to conform and comply fully with all laws concerning usury applicable hereto or to the Obligations or any part thereof, any agreement concerning interest in this Security Agreement, in any promissory note or other evidence of any of the Obligations, and in any other agreement evidencing or securing any of the Obligations shall (if determined to be in apparent violation of any such laws) be immediately and ipso facto reformed and reduced so as to comply fully with any and all applicable laws with respect to usury, as now or hereafter construed by the courts with jurisdiction thereof, and any interest collected in excess of the amount authorized and permitted by such laws shall immediately be refunded to the person paying the same, or credited against the Obligations.

         No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations or payment thereof and no security taken thereafter for any part or all of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from (or additional collateral may be substituted for any or all of the Collateral under) this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released or the obligations and liability of Service or any part thereof; and this Security Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full. Any future assignment or attempted assignment or transfer of the interest of Pledgor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

         Any notice or demand to Pledgor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States Mails, duly stamped and addressed to Pledgor at the street address first shown hereinabove for Service; but actual notice, however given or received, shall always be effective.

         All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Pledgor, its heirs, executors, or administrators, and his or its successors or assigns. If there be more than one Pledgor, their obligations hereunder shall be joint and several.

         Each term used in this Security Agreement, unless the context otherwise requires, and in all event subject to any express definitions set forth in this Security Agreement, shall be deemed to have the same meaning herein as that given each such term under the Uniform Commercial Code, as adopted and as amended in the State of Texas.

         As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association".

         The law governing this secured transaction shall be that of the State of Texas (and applicable federal laws of the United States of America, to the extent controlling) existing as of the date hereof; provided, that if any additional rights or remedies are granted to secured parties or to persons similarly situated to Secured Party, then Secured Party shall also have and may exercise any such additional rights or remedies.

         Signed in multiple original counterparts and delivered on the day and year first above written.


PLEDGOR

/s/ JOE F. GRAY
------------------------------                    ------------------------------
Joe F. Gray                                       Richard V. Tonn, Jr.


------------------------------                    ------------------------------
J. Kelly Gray                                     William D. Gross

                                                  /s/ MERLE S. GARDNER
------------------------------                    ------------------------------
JoAnn Gray Smith                                  Merle S. Gardner

                                                  /s/ GARY R. HOLLIDAY
------------------------------                    ------------------------------
Janey Gray Trowbridge                             Gary R. Holliday

/s/ ROGER J. ENGEMOEN, JR.
------------------------------                    ------------------------------
Roger J. Engemoen, Jr.                            Larry McCormick

/s/ JAMES P. FORREST                              /s/ PHILLIP L. PRICE
------------------------------                    ------------------------------
James P. Forrest                                  Phillip L. Price


SERVICE ASSET HOLDINGS, INC.

By: /s/ ROGER J. ENGEMOEN, JR.
    --------------------------
        Roger J. Engemoen, Jr.
Its:    President

                                 PROMISSORY NOTE

$2,000,000                                                         July 25, 1995

         For Value Received, without grace, and in accordance with the payment terms hereinafter set forth, the undersigned (herein called "Maker", whether one or more) promises to pay to the order of Service Lloyds Insurance Company ("Payee"), at its offices in Austin, Travis County, Texas, and in lawful money of the United States of America, the principal amount of U.S. Two Million Dollars ($2,000,000), together with interest from the date hereof until maturity, howsoever the same may occur, on the actual principal balance hereof from time to time outstanding and unpaid, at the rate of ten percent (10%) per annum (the "Base Rate").

         All past due principal and interest on this Note shall bear interest from maturity thereof, howsoever the same may occur, until paid at a per annum rate which is four percent (4%) per annum above the Base Rate described above, but in no event to exceed the Maximum Lawful Rate, as herein defined.

         The "Maximum Lawful Rate," as used herein, is the maximum lawful, non-usurious per annum rate of interest (determined on the basis of a year of 365 days or 366 days as the case may be) that from time to time, may be contracted for, charged, taken, received or reserved by the Payee or other holder hereof under Applicable Law.

         For purposes of Tex. Rev. Civ. Stat. Ann. Art. 5069, Section 1.04, to the extent that such applies (or may from time to time apply) to this Note, the weekly indicated rate ceiling determined under said Art. 5069, Section 1.04 and appropriate for application to this Note shall be the interest rate ceiling applicable to this Note for purposes of said Art. 5069, Section 1.04.

         Subject in all events to the limitations established herein in respect of the Maximum Lawful Rate, interest prior to maturity of this Note shall be calculated at a daily rate equal to 1/360th of the Base Rate, with the daily rate so determined being applied for the actual number of days elapsed, provided that in no event shall the amount or rate of interest payable hereunder exceed that calculated under or constituting the Maximum Lawful Rate.

         "Applicable Law" as used herein, means that law, from time to time in effect and applicable to this Note and the indebtedness hereunder, which permit or authorizes the lawful charging and collection by Payee, or other holder hereof, of the highest permissible lawful and non-usurious rate of interest, and shall include laws of the State of Texas and laws of the United States of America.

         Payment of this Note is secured by, and this Note is entitled to the benefits of, a stock pledge agreement of even date herewith executed by the shareholders of Maker and by Payee (the "Collateral Agreement"), to secure, guarantee or otherwise provide for payment hereof, in favor of or for the benefit of the Payee or other holder hereof.

         It is stipulated that upon default in the punctual payment of the principal of or interest on this Note, as the same becomes due and payable, or upon default (or upon the occurrence of any event or condition that authorizes the Payee or other holder to accelerate the maturity hereof) under the Collateral Agreement (reference being here specifically made to said Collateral Agreement as to the rights of the Payee or other holder hereof to accelerate the maturity hereof under certain circumstances), then this Note shall thereupon be in default and at any time thereafter, at the option of the Payee or other holder hereof, this Note, both as to principal and interest then outstanding and accrued, shall be and become fully due and payable.

         This Note shall be due and payable as follows:

The principal of this Note shall be due and payable in annual installments of $250,000.00, payable on each anniversary date of this Note, until five years from the date of this Note, when the entire amount remaining unpaid, principal and accrued interest, shall be due and payable (the "Maturity Date"). In addition, interest shall be due and payable quarterly on the 25th day of January, April, July and October of each calendar year, beginning October 25, 1995, and continuing regularly and quarterly thereafter, and on the Maturity Date. Such payments of interest shall be in addition to the principal payments due under this Note.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at its maturity (howsoever such may occur, whether by demand, default, acceleration or otherwise) and it is placed in the hands of an attorney for collection, then the Maker further expressly agrees to pay, as a reasonable attorney's fee, ten percent (10%) of the full amount of principal and interest owing on this Note when it is placed in the hands of an attorney incident to the foregoing, such payments to be in addition to all other amounts owing hereunder.

         In the event that maturity of this Note is accelerated by reason of default hereunder or under the Collateral Agreement, Maker of this Note expressly waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of acceleration or of intent to accelerate, and all other notice. In the event that Payee or any other holder elects to exercise its unqualified right to demand payment hereof, in full, at any time, Maker of this Note further agrees that demand upon Maker for payment shall be the only demand, notice, or act required or necessary incident to the exercise of such right and hereby waives any and all other notice, demand, presentment, protest, notice of intent to demand payment, or notice of demand in such regard. Maker further waives filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agrees to any substitution, exchange or release of any such security.

         The undersigned Maker shall have the right and privilege of prepaying this Note at any time or times, in whole or in part, without notice or penalty. Any prepayment of principal shall be applied, in inverse order of maturity, to the payments scheduled under this Note to repay the principal hereof, and shall not relieve Maker of the obligation to pay scheduled obligatory payments on this
Note in accordance with the terms hereof, as the same mature, or upon demand. Principal that is prepaid will, however, cease to bear interest from the date of prepayment.

         The unpaid principal amount hereof at any time shall be the total amount advanced or loaned hereunder by the Payee or other holder hereof to or for the account of the undersigned, less the amount of all payments received on the principal hereof. All payments received shall be first applied to the then unpaid accrued interest hereon, with the balance (if any) applied against principal.

         Payee and the undersigned Maker specifically intend and agree to limit contractually the amount of interest payable on this Note to the maximum lawful amount permitted under the laws applicable to this Note and the indebtedness of the undersigned hereunder in the State of Texas (including any federal laws to the extent the same are applicable and controlling) from time to time in effect and likewise to provide in respect of this Note for only those charges and fees as are permitted thereunder. None of the terms of this Note or of any other instrument pertaining to or securing this Note shall ever create or be construed to create a contract to pay interest at a rate in excess of the Maximum Lawful Rate or in an amount in excess of the lawful maximum permitted under Applicable Law. Neither the undersigned nor any other party liable herefor shall ever be liable for interest in excess of that determined under the Maximum Lawful Rate that may be charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Note and of any other instruments pertaining to or securing this Note that may be in apparent conflict herewith and any such apparently conflicting term, rate, or amount shall be, without further action of the parties, reduced to conform with the provisions hereof and Applicable Law. Similarly, any term or provision hereof apparently providing for the payment or charging of any fee, charge, expense or other amount not authorized to be made in connection with loans of the type evidenced hereby shall be reformed or stricken, as may be necessary to conform to applicable provisions of law, without further action by any party. If any amount constituting interest under Applicable Law that is paid to, or taken or received by Payee or other holder shall be in excess of that calculated at the Maximum Lawful Rate under Applicable Law, then any such excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded immediately to the undersigned or, at the option of the payee or other holder, applied against the unpaid principal balance of this Note, and all provisions and terms hereof respecting interest shall be immediately reformed and reduced, all without the necessity of the execution of further documents, so as to comply fully with Applicable Law.

         This Note is a promissory note made under, and shall be construed in accordance with, the laws of the State of Texas and applicable controlling federal laws, provided that this Note shall not be governed by Ch. 15, Texas Credit Code.


                                        "MAKER"

                                        Service Asset Holdings, Inc.

                                        By: /s/ ROGER J. ENGEMOEN, JR.
                                            ------------------------------------
                                                Roger J. Engemoen, Jr.
                                        Its:    President

                         SECURITY AGREEMENT AND PLEDGE

                                  July 25, 1995


                                       I.

                      Parties, Collateral, and Obligations




         Joe F. Gray, J. Kelly Gray, JoAnn Gray Smith, Janey Gray Trowbridge, Roger J. Engemoen, Jr., Richard V. Tonn, Jr., William D. Gross, Merle S. Gardner, Gary R. Holliday, Larry K. McCormick, James P. Forrest, and Philip L. Price, (collectively referred to as "Pledgor") who are the owners and holders of all of the issued and outstanding stock of Service Asset Holdings, Inc. of 6907 Capital of Texas Highway, Austin, Texas 78731 ("Service"), for valuable consideration, receipt of which is acknowledged, hereby grant to Service Lloyds Insurance Company ("Secured Party"), a security interest in (and acknowledges that Secured Party has and shall continue to have a continuing security interest in and upon) the property described below ("Collateral"):

         All of the issued and outstanding shares of common stock of Service together with (and the security interest herein granted shall extend to and the Collateral shall include) all proceeds, monies, income, benefits and rights attributable or accruing to said property, which Pledgor is or may hereafter become entitled to hold or receive, including, but not by way of limitation, all dividends (in cash, stock or otherwise) interest, premium, redemption proceeds and other payments or distributions of or with respect to said property, whether payable in cash, stock or other property, and all subscription and other rights.

         The security interest granted herein secures the payment of all liabilities, indebtedness, and obligations of Service to Secured Party (hereinafter called the "Obligations"), whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and all renewals, extensions and rearrangements of the above Obligations, and any of the same, including indebtedness evidenced by a promissory note of even date herewith (hereafter called the "Note") executed by Service in the principal amount of $2,000,000, payable to the order of Secured Party, and providing for interest, costs and expenses, and attorney's fees and legal expenses, all in accordance with the terms of the Note and this Security Agreement. Unless otherwise agreed, all of the Obligations shall be payable at the offices of the Secured Party in Austin, Travis County, Texas.

                                       II.

               Warranties, Covenants and Agreements of the Pledgor

               Pledgor hereby warrants, covenants and agrees that:

         1. Pledgor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance, lien, charge and from any other right, title, or interest of any person (other than the security interest of Secured Party hereunder); Pledgor has full power and lawful authority to sell, transfer and assign the Collateral to Secured Party and to grant to Secured Party a security interest in the Collateral; the security interest herein granted is, and will remain, as to the Collateral and as to any person or persons now or hereafter claiming any interest therein, first, prior, valid and effective; the execution and delivery and the performance hereof are not in contravention of any indenture, agreement or undertaking to which the Pledgor is a party or by which the Pledgor or its property is bound.

         2. Pledgor has not heretofore signed nor is there now on file any financing statement or security agreement which covers any part or all of the Collateral, (other than such financing statements and security agreements, if any, of which both written notice and true and correct copies have heretofore been given by Pledgor to Secured Party).

         3. As long as any amount remains unpaid on any of the Obligations, or as long as any credit from Secured Party to Service is in use by or available to
Service: (i) Pledgor will not enter into or execute any security agreement or financing statement covering any part or all of the Collateral other than security agreements and financing statements in favor of Secured Party, and (ii) there will not be on file in any public office any financing statement (or document filed as such) covering any part or all of the Collateral other than financing statements in favor of Secured Party, unless in any case referred to in this Paragraph II.3. the specific prior written consent of Secured Party shall have been obtained.

         4. At the request of Secured Party, Pledgor will join Secured Party in executing such documents or financing statements in form satisfactory to Secured Party, as Secured Party may determine, from time to time, to be necessary or desirable under applicable law. It is agreed and understood (and Secured Party is hereby authorized to act hereunder) that Secured Party may, at any time or times file (or sign and file as a financing statement) any counterpart, carbon copy, or photographic or other reproduction of this Security Agreement or of any financing statement executed in connection with this Security Agreement.

         5. Pledgor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the written consent of Secured Party; and Pledgor will keep the Collateral free from any adverse, lien, security interest, encumbrance, charges or claim. Pledgor will not settle, adjust, modify, release or deal with in any respect any or all of the Collateral or any right or rights therein or relating thereto. All Collateral that is in negotiable or transferable form shall be duly delivered to Secured Party with all endorsements or signatures required for the transfer or conveyance of such Collateral.

         6. If, at any time, the Pledgor holds or has possession of the Collateral or any part thereof, then the same shall remain in Pledgor's possession and control at all times at Pledgor's risk of loss.

         7. If at any time or times Secured Party shall deem payment of the Obligations to be insecure (it being here stipulated that Secured Party may, without limiting the generality of the foregoing, deem payment of the Obligations insecure if, in the opinion of Secured Party, the value of the Collateral has declined or may decline), then Secured Party may call for additional Collateral satisfactory to Secured Party, and Pledgor promises to furnish such additional Collateral forthwith. The call for additional Collateral may be verbal or in writing, such writing to be sent to Pledgor at the address of Pledgor shown above in this Security Agreement.

         8. All information supplied and statements made by Pledgor in any financial, credit or accounting statement or application for credit made or delivered to Secured Party by or on behalf of Pledgor prior to, contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine.

         9. Pledgor will, upon the execution of this Security Agreement by or on behalf of Pledgor, deliver, or cause to be delivered, to Secured Party all instruments, securities, documents, and chattel paper subject to this Security Agreement duly endorsed or in negotiable or transferable form, as Secured Party may request; further, if any instruments, securities, chattel paper, monies, or documents are, at any time or times, included in the Collateral, whether as proceeds or otherwise, Pledgor will (while such are in Pledgor's possession) hold the same in trust and not commingle the same with any other property, and will deliver the same to Secured Party promptly upon the receipt thereof by Pledgor, and in any event immediately upon demand therefor by Secured Party.

         10. Pledgor will pay all expenses incurred by Secured Party in preserving, perfecting, defending, and enforcing this security interest or the Collateral and in collecting or enforcing the Obligations or the Note. Expenses for which Pledgor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate allowed under the terms of the appropriate Obligation, and Pledgor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party.

                                       III

                                Events of Default

         Pledgor shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

         1. Any payment of principal of; or interest on, the Note or of any other of the Obligations is not made, in full, when due;

         2. Default or refusal to perform or observe any agreement, obligation, duty or covenant of Service or of any maker, endorser, guarantor or surety of any liability or obligation of Service to the holder of the Obligations;

         3. Any warranty, representation or statement made in this Security Agreement or made or furnished to Secured Party by or on behalf of Pledgor in connection with this Security Agreement or to induce Secured Party to make any loan or credit available to Service proves to have been false in any material respect when made or furnished; or any financial statement of Service which has been or may be furnished to Secured Party by or on behalf of Service shall prove to be false in any materially detrimental respect;

         4. The levy of any attachment, execution, or other process against Pledgor or any other Collateral;

         5. Death, dissolution, termination of existence, insolvency or business failure of Service, or the appointment of receiver or other legal representative for any part of the property of, or assignment for the benefit of creditors by Service;

         6. The commencement of a proceeding by or against, or the entry of an order for relief as to, Service under the federal Bankruptcy Code.

         7. Any deterioration or impairment of the Collateral or any part thereof or any decline or depreciation in the market value thereof (whether actual or reasonably anticipated) which, in the judgment of Secured Party, causes the Collateral to become unsatisfactory as to value or character.

                                       IV.

                                    Remedies

Upon the happening of any event of default specified above, and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable, without presentment, demand, notice of default, notice of acceleration or of intent to accelerate, or any other notice or demand of any character to Service or Pledgor. Under this Security Agreement, Secured Party (or any other holder of the Obligations) has and may exercise with reference to the Collateral and Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted and as amended in the State of Texas, and as otherwise granted herein or under any other law or under any other agreement executed by Pledgor in favor of Secured Party or such other holder, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise to dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred and toward payment of the Obligations, in such order or manner as Secured Party may elect. It is specifically agreed by Pledgor that Secured Party may purchase the Collateral at any public or private sale; provided, however, that such sale is otherwise held in a commercially reasonable manner. To the extent permitted by law, Pledgor expressly waives any notice of sale or other disposition of the

Collateral and any other rights or remedies of Pledgor or formalities prescribed or provided by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is mailed, postage prepaid, to Pledgor at the address first shown above for Service at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of notice.

         To protect and more fully to secure its interests hereunder, Secured Party is expressly granted the right, at its option, and Pledgor agrees to perform all acts requested by Secured Party in connection therewith, to transfer at any time to Secured Party or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Obligations or to apply the same on principal, accrued or earned interest or other amounts owing on any of the Obligations, in such order or manner and at such time or times as Secured Party may elect. Secured Party is further expressly granted the rights, exercisable at its option at any time, whether before or after default, to take control of any proceeds, payment, monies, income, collections or benefits and to notify account debtors, lessees, obligors on any instruments or other obligors to make all payments directly to Secured Party on any and all accounts, leases, instruments or obligations constituting, at any time or from time to time, a part of the Collateral and to make payment directly to Secured Party of all such income, monies, proceeds or other benefits; and Debtor will, upon request of Secured Party, so notify all such account debtors, lessees or obligors.

         All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to foreclosure on, sale, transfer, assignment or other disposition or utilization of the Collateral or any party thereof shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

         The right of Secured Party to take possession or control of the Collateral upon the happening of any of the events or conditions constituting a default may be exercised without resort to any court proceeding or judicial process whatever and without any hearing whatever thereon.

                                       V.

                                     General

         Secured Party may, at its option, whether or not the Obligations are then due, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral against other parties, which Pledgor hereby agrees to do at its sole cost and expense.

         This Security Agreement shall not be construed as relieving Service from full recourse liability on the Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

         If maturity of the Obligations shall be accelerated for any reason, the full amount of any interest then unearned which has been collected theretofore by or for Secured Party shall thereupon be credited against the Obligations. Notwithstanding any other provision in this Security Agreement or in the Obligations or any of them, Service shall never be liable for unearned interest on the Obligations, or on any of them, and shall future never be required to pay interest on the Obligations, or on any of them, at a rate or in an amount in excess of the maximum authorized and allowed by applicable law. The intent of the parties being to conform and comply fully with all laws concerning usury applicable hereto or to the Obligations or any part thereof, any agreement concerning interest in this Security Agreement, in any promissory note or other evidence of any of the Obligations, and in any other agreement evidencing or securing any of the Obligations shall (if determined to be in apparent violation of any such laws) be immediately and ipso facto reformed and reduced so as to comply fully with any and all applicable laws with respect to usury, as now or hereafter construed by the courts with jurisdiction thereof, and any interest collected in excess of the amount authorized and permitted by such laws shall immediately be refunded to the person paying the same, or credited against the Obligations.

         No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations or payment thereof and no security taken thereafter for any part or all of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from (or additional collateral may be substituted for any or all of the Collateral under) this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released or the obligations and liability of Service or any part thereof; and this Security Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full. Any future assignment or attempted assignment or transfer of the interest of Pledgor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

         Any notice or demand to Pledgor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States Mails, duly stamped and addressed to Pledgor at the street address first shown hereinabove for Service; but actual notice, however given or received, shall always be effective.

         All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Pledgor, its heirs, executors, or administrators, and his or its successors or assigns. If there be more than one Pledgor, their obligations hereunder shall be joint and several.

         Each term used in this Security Agreement, unless the context otherwise requires, and in all event subject to any express definitions set forth in this Security Agreement, shall be deemed to have the same meaning herein as that given each such term under the Uniform Commercial Code, as adopted and as amended in the State of Texas.

         As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association".

         The law governing this secured transaction shall be that of the State of Texas (and applicable federal laws of the United States of America, to the extent controlling) existing as of the date hereof; provided, that if any additional rights or remedies are granted to secured parties or to persons similarly situated to Secured Party, then Secured Party shall also have and may exercise any such additional rights or remedies.

         Signed in multiple original counterparts and delivered on the day and year first above written.


PLEDGOR

/s/ JOE F. GRAY                                   /s/ RICHARD V. TONN, JR.
------------------------------                    ------------------------------
Joe F. Gray                                       Richard V. Tonn, Jr.

/s/ J. KELLY GRAY                                 /s/ WILLIAM D. GROSS
------------------------------                    ------------------------------
J. Kelly Gray                                     William D. Gross

/s/ JOANN GRAY SMITH                              /s/ MERLE S. GARDNER
------------------------------                    ------------------------------
JoAnn Gray Smith                                  Merle S. Gardner

/s/ JANEY GRAY TROWBRIDGE                         /s/ GARY R. HOLLIDAY
------------------------------                    ------------------------------
Janey Gray Trowbridge                             Gary R. Holliday

/s/ ROGER J. ENGEMOEN, JR.                        /s/ LARRY MCCORMICK
------------------------------                    ------------------------------
Roger J. Engemoen, Jr.                            Larry McCormick

/s/ JAMES P. FORREST                              /s/ PHILLIP L. PRICE
------------------------------                    ------------------------------
James P. Forrest                                  Phillip L. Price


SERVICE ASSET HOLDINGS, INC.

By: /s/ ROGER J. ENGEMOEN, JR.
    --------------------------
        Roger J. Engemoen, Jr.
Its:    President

                                 PROMISSORY NOTE

$2,000,000.00                                                      July 31, 1997


For Value Received, without grace, and in accordance with the payment terms hereinafter set forth, the undersigned (herein called "Maker", whether one or more) promises to pay to the order of Service Lloyds Insurance Company ("Payee"), at its offices in Austin, Travis County, Texas, and in lawful money of the United States of America, the principal amount of U.S. Two Million Dollars ($2,000,000.00), together with interest from the date hereof until maturity, howsoever the same may occur, on the actual principal balance hereof from time to time outstanding and unpaid, at the rate of Wall Street Journal prime rate per annum (the "Base Rate").

All past due principal and interest on this Note shall bear interest from maturity thereof, howsoever the same may occur, until paid at a per annum rate which is four percent (4%) per annum above the Base Rate described above, but in no event to exceed the Maximum Lawful Rate, as herein defined.

The "Maximum Lawful Rate," as used herein, is the maximum lawful, non-usurious per annum rate of interest (determined on the basis of a year of 365 days or 366 days as the case may be) that from time to time, may be contracted for, charged, taken, received or reserved by the Payee or other holder hereof under Applicable Law.

For purposes of Tex.Rev.Civ.Stat.Ann., Art. 5069 Section 1.04, to the extent that such applies (or may from time to time apply) to this Note, the weekly indicated rate ceiling determined under said Art. 5069 Section 1.04 and appropriate for application to this Note shall be the interest rate ceiling applicable to this Note for purposes of said Art. 5069 Section 1.04.

Subject in all events to the limitations established herein in respect of the Maximum Lawful Rate, interest prior to maturity of this Note shall be calculated at a daily rate equal to 1/360th of the Base Rate, with the daily rate so determined being applied for the actual number of days elapsed, provided that in no event shall the amount or rate of interest payable hereunder exceed that calculated under or constituting the Maximum Lawful Rate.

"Applicable Law" as used herein, means that law, from time to time in effect and applicable to this Note and the indebtedness hereunder, which permits or authorizes the lawful charging and collection by Payee, or other holder hereof, of the highest permissible lawful and non-usurious rate of interest, and shall include laws of the State of Texas and laws of the United States of America.

Payment of this Note is secured by, and this Note is entitled to the benefits of, a stock pledge agreement of even date herewith executed by Maker (the "Collateral Agreement") to secure, guarantee or otherwise provide for payment hereof, in favor of or for the benefit of the Payee or other holder hereof.

It is stipulated that upon default in the punctual payment of the principal of or interest on this Note, as the same becomes due and payable, or upon default (or upon the occurrence of any event or condition that authorizes the Payee or other holder to accelerate the maturity hereof) under the Collateral Agreement (reference being here specifically made to said Collateral Agreement as to the rights of the Payee or other holder hereof to accelerate the maturity hereof under certain circumstances), then this Note shall thereupon be in default and at any time thereafter, at the option of the Payee or other holder hereof, this Note, both as to principal and interest then outstanding and accrued, shall be and become fully due and payable.

This Note shall be due and payable as follows:

          Interest shall be due and payable quarterly on the first day of October, January, April and July of each calendar year, beginning October 1, 1997, and continuing regularly and quarterly thereafter until October 1, 2004 ("Maturity Date"). Such payments of interest shall be in addition to the principal payments due under this Note. The principal of this Note shall be due and payable in annual installments on or before October 1 of each year as follows:
          $100,000.00 in 1998; $100,000.00 in 1999; $200,000.00 in 2000;
          $400,000.00 in 2001, $400,000.00 in 2002, $400,000.00 in 2003, and on
          the Maturity Date the entire amount remaining unpaid, principal and accrued interest, shall be due and payable.

If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at its maturity (howsoever such may occur, whether by demand, default, acceleration or otherwise) and it is placed in the hands of an attorney for collection, then the Maker further expressly agrees to pay, as a reasonable attorney's fee, ten percent (10%) of the full amount of principal and interest owing on this Note when it is placed in the hands of an attorney incident to the foregoing, such payments to be in addition to all other amounts owing hereunder.

In the event that maturity of this Note is accelerated by reason of default hereunder or under the Collateral Agreement, Maker of this Note expressly waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of acceleration or of intent to accelerate, and all other notice. In the event that Payee or any other holder elects to exercise its unqualified right to demand payment hereof, in full, at any time, Maker of this Note further agrees that demand upon Maker for payment shall be the only demand, notice, or act required or necessary incident to the exercise of such right and hereby waives any and all other notice, demand, presentment, protest, notice of intent to demand payment, or notice of demand in such regard. Maker further waives filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agrees to any substitution, exchange or release of any such security.

The undersigned Maker shall have the right and privilege of prepaying this Note at any time or times, in whole or in part, without notice or penalty. Any prepayment of principal shall be applied, in inverse order of maturity, to the payments scheduled under this Note to repay the principal hereof, and shall not relieve Maker of the obligation to pay scheduled obligatory payments on this
Note in accordance with the terms hereof, as the same mature, or upon demand. Principal that is prepaid will, however, cease to bear interest from the date of prepayment.

The unpaid principal amount hereof at any time shall be the total amount advanced or loaned hereunder by the Payee or other holder hereof to or for the account of the undersigned, less the amount of all payments received on the principal hereof. All payments received shall be first applied to the then unpaid accrued interest hereon, with the balance (if any) applied against principal.

Payee and the undersigned Maker specifically intend and agree to limit contractually the amount of interest payable on this Note to the maximum lawful amount permitted under the laws applicable to this Note and the indebtedness of the undersigned hereunder in the State of Texas (including any federal laws to the extent the same are applicable and controlling) from time to time in effect and likewise to provide in respect of this Note for only those charges and fees as are permitted thereunder. None of the terms of this Note or of any other instrument pertaining to or securing this Note shall ever create or be construed to create a contract to pay interest at a rate in excess of the Maximum Lawful Rate or in an amount in excess of the lawful maximum permitted under Applicable Law. Neither the undersigned nor any other party liable herefor shall ever be liable for interest in excess of that determined under the Maximum Lawful Rate that may be charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Note and of any other instruments pertaining to or securing this Note that may be in apparent conflict herewith and any such apparently conflicting term, rate or amount shall be, without further action of the parties, reduced to conform with the provisions hereof and Applicable Law. Similarly, any term or provision hereof apparently providing for the payment or charging of any fee, charge, expense or other amount not authorized to be made in connection with loans of the type evidenced hereby shall be reformed or stricken, as may be necessary to conform to applicable provisions of law, without further action by any party. If any amount constituting interest under Applicable Law that is paid to, or taken or received by Payee or other holder shall be in excess of that calculated at the Maximum Lawful Rate under Applicable Law, then any such excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded immediately to the undersigned or, at the option of the Payee or other holder, applied against the unpaid principal balance of this Note, and all provisions and terms hereof respecting interest shall be immediately reformed and reduced, all without the necessity of execution of further documents, so as to comply fully with Applicable Law.

This Note is a promissory note made under, and shall be construed in accordance with, the laws of the State of Texas and applicable controlling federal laws, provided that this Note shall not be governed by Ch. 15, Texas Credit Code.

                           MAKER:   SERVICE ASSET HOLDINGS, INC.


                                    By: /s/ ROGER J. ENGEMOEN, JR.
                                       ---------------------------
                                       Roger J. Engemoen, Jr.
                                       President

                          SECURITY AGREEMENT AND PLEDGE

                                  July 31, 1997

                      PARTIES, COLLATERAL, AND OBLIGATIONS

         Roger J. Engemoen, Jr., James P. Forrest, James B. Gardner, Merle S. Gardner, J. Kelly Gray, Joe F. Gray, William D. Gross, Gary R. Holliday, Larry
K. McCormick, Philip A. Pendergraft, Phillip L. Price, JoAnn Gray Smith, Daniel
P. Son, Richard V. Tonn, Jr., and Janey Gray Trowbridge ("Pledgor"), who are the owners and holders of all of the issued and outstanding stock of Service Asset Holdings, Inc. of 6907 Capital of Texas Highway, Austin, Texas 78731 ("Service"), for valuable consideration, receipt of which is acknowledged, hereby grant to Service Lloyds Insurance Company ("Secured Party"), a security interest in (and acknowledge that Secured Party has and shall continue to have a continuing security interest in and upon) the property described below ("Collateral"):

         All of the issued and outstanding shares of common stock of Service, together with (and the security interest herein granted shall extend to and the Collateral shall include) all proceeds, monies, income, benefits and rights attributable or accruing to said property, which Pledgor is or may hereafter become entitled to hold or receive, including, but not by way of limitation, all dividends (in cash, stock or otherwise) interest, premium, redemption proceeds and other payments or distributions of or with respect to said property, whether payable in cash, stock or other property, and all subscription and other rights.

         The security interest granted herein secures the payment of all liabilities, indebtedness, and obligations of Service to Secured Party (hereinafter called the "Obligations"), whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and all renewals, extensions and rearrangements of the above Obligations, and any of the same, including indebtedness evidenced by a promissory note of even date herewith (hereafter called the "Note") executed by Service in the principal amount of $2,000,000.00, payable to the order of Secured Party, and providing for interest, costs and expenses, and attorney's fees and legal expenses, all in accordance with the terms of the Note and this Security Agreement. Unless otherwise agreed, all of the Obligations shall be payable at the offices of the Secured Party in Austin, Travis County, Texas.

                                       II.

               WARRANTIES, COVENANTS AND AGREEMENTS OF THE PLEDGOR

         Pledgor hereby warrants, covenants and agrees that:


         1. Pledgor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance, lien, charge and from any other right, title, or interest of any person (other than the security interest of Secured Party hereunder); Pledgor has full power and lawful authority to sell, transfer and assign the Collateral to Secured Party and to grant to Secured Party a security interest in the Collateral; the security interest herein granted is, and will remain, as to the Collateral and as to any person or persons now or hereafter claiming any interest therein, first, prior, valid and effective; the execution and delivery and the performance hereof are not in contravention of any indenture, agreement or undertaking to which the Pledgor is a party or by which the Pledgor or its property is bound.

         2. Pledgor has not heretofore signed nor is there now on file any financing statement or security agreement which covers any part or all of the Collateral (other than such financing statements and security agreements, if any, of which both written notice and true and correct copies have heretofore been given by Pledgor to Secured Party).

         3. As long as any amount remains unpaid on any of the Obligations, or as long as any credit from Secured Party to Service is in use by or available to
Service: (i) Pledgor will not enter into or execute any security agreement or financing statement covering any part or all of the Collateral other than security agreements and financing statements in favor of Secured Party, and (ii) there will not be on file in any public office any financing statement (or document filed as such) covering any part or all of the Collateral other than financing statements in favor of Secured Party, unless in any case referred to in this Paragraph II.3. the specific prior written consent of Secured Party shall have been obtained.

         4. At the request of Secured Party, Pledgor will join Secured Party in executing such documents or financing statements in form satisfactory to Secured Party, as Secured Party may determine, from time to time, to be necessary or desirable under applicable law. It is agreed and understood (and Secured Party is hereby authorized to act hereunder) that Secured Party may, at any time or times file (or sign and file as a financing statement) any counterpart, carbon copy, or photographic or other reproduction of this Security Agreement or of any financing statement executed in connection with this Security Agreement.

         5. Pledgor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the written consent of Secured Party; and Pledgor will keep the Collateral free from any adverse, lien, security interest, encumbrance, charges or claim. Pledgor will not settle, adjust, modify, release or deal with in any respect any or all of the Collateral or any right or rights therein or relating thereto. All Collateral that is in negotiable or transferable form shall be duly delivered to Secured Party with all endorsements or signatures required for the transfer or conveyance of such Collateral.

         6. If, at any time, the Pledgor holds or has possession of the Collateral or any part thereof, then the same shall remain in Pledgor's possession and control at all times at Pledgor's risk of loss.

         7. If at any time or times Secured Party shall deem payment of the Obligations to be insecure (it being here stipulated that Secured Party may, without limiting the generality of the foregoing, deem payment of the Obligations insecure if, in the opinion of Secured Party, the value of the Collateral has declined or may decline), then Secured Party may call for additional Collateral satisfactory to Secured Party, and Pledgor promises to furnish such additional Collateral forthwith. The call for additional Collateral may be verbal or in writing, such writing to be sent to Pledgor at the address of Pledgor shown above in this Security Agreement.

         8. All information supplied and statements made by Pledgor in any financial, credit or accounting statement or application for credit made or delivered to Secured Party by or on behalf of Pledgor prior to, contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine.

         9. Pledgor will, upon the execution of this Security Agreement by or on behalf of Pledgor, deliver, or cause to be delivered, to Secured Party all instruments, securities, documents, and chattel paper subject to this Security Agreement duly endorsed or in negotiable or transferable form, as Secured Party may request; further, if any instruments, securities, chattel paper, monies, or documents are, at any time or times, included in the Collateral, whether as proceeds or otherwise, Pledgor will (while such are in Pledgor's possession) hold the same in trust and not commingle the same with any other property, and will deliver the same to Secured Party promptly upon the receipt thereof by Pledgor, and in any event immediately upon demand therefor by Secured Party.

         10. Pledgor will pay all expenses incurred by Secured Party in preserving, perfecting, defending, and enforcing this security interest or the Collateral and in collecting or enforcing the Obligations or the Note. Expenses for which Pledgor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate allowed under the terms of the appropriate Obligation, and Pledgor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party.

                                      III.

                                EVENTS OF DEFAULT

         Pledgor shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

         1. Any payment of principal of, or interest on, the Note or if any other of the Obligations is not made, in full, when due;

         2. Service's Default or refusal to perform or observe any agreement, obligation, duty or covenant of Service to the holder of the Obligations;

         3. Any warranty, representation or statement made in this Security Agreement or made or furnished to Secured Party by or on behalf of Pledgor in connection with this Security Agreement or to induce Secured Party to make any loan or credit available to Service proves to have been false in any material respect when made or furnished; or any financial statement of Service which has been or may be furnished to Secured Party by or on behalf of Service shall prove to be false in any materially detrimental respect;

         4. The levy of any attachment, execution, or other process against Pledgor or any of the Collateral;

         5. Death, dissolution, termination of existence, insolvency or business failure of Service, or the appointment of receiver or other legal representative for any part of the property of, or assignment for the benefit of creditors by Service;

         6. The commencement of a proceeding by or against, or the entry of an order for relief as to, Service under the federal Bankruptcy Code.

         7. Any deterioration or impairment of the Collateral or any part thereof or any decline or depreciation in the market value thereof (whether actual or reasonably anticipated) which, in the judgment of Secured Party, causes the Collateral to become unsatisfactory as to value or character.

                                       IV.

                                    REMEDIES

         Upon the happening of any event of default specified above, and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable, without presentment, demand, notice of default, notice of acceleration or of intent to accelerate, or any other notice or demand of any character to Service or Pledgor. Under this Security Agreement, Secured Party (or any other holder of the Obligations) has and may exercise with reference to the Collateral and Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted and as amended in the State of Texas, and as otherwise granted herein or under any other law or under any other agreement executed by Pledgor in favor of Secured Party or such other holder, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise to dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred and toward payment of the Obligations, in such order or manner as Secured Party may elect. It is specifically agreed by Pledgor that Secured Party may purchase the Collateral at any public or private sale; provided, however, that such sale is otherwise held in a commercially reasonable manner. To the extent permitted by law, Pledgor expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of Pledgor or formalities prescribed or provided by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is mailed, postage prepaid, to Pledgor at the address first shown above for Service at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of notice.

         To protect and more fully to secure its interests hereunder, Secured Party is expressly granted the right, at its option, and Pledgor agrees to perform all acts requested by Secured Party in connection therewith, to transfer at any time to Secured Party or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing there to and to hold the same as security for the Obligations or to apply the same on principal, accrued or earned interest or other amounts owing on any of the obligations, in such order or manner and at such time or times as Secured Party may elect. Secured Party is further expressly granted the rights, exercisable at its option at any time, whether before or after default, to take control of any proceeds, payment, monies, income, collections or benefits and to notify account debtors, lessees, obligors on any instruments or other obligors to make all payments directly to Secured Party on any and all accounts, leases, instruments, or obligations constituting, at any time or from time to time, a part of the Collateral and to make payment directly to Secured Party of all such income, monies, proceeds or other benefits; and Pledgor will, upon request of Secured Party, so notify all such account debtors, lessees or obligors.

         All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to foreclosure on, sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

         The right of Secured Party to take possession or control of the Collateral upon the happening of any of the events or conditions constituting a default may be exercised without resort to any court proceeding or judicial process whatever and without any hearing whatever thereon.

                                       V.

                                     GENERAL

         Secured Party may, at its option, whether or not the Obligations are then due, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral against other parties, which Pledgor hereby agrees to do at its sole cost and expense.

         This Security Agreement shall not be construed as relieving Service from full recourse liability on the Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

         If maturity of the Obligations shall be accelerated for any reason, the full amount of any interest then unearned which has been collected theretofore by or for Secured Party shall thereupon be credited against the Obligations. Notwithstanding any other provision in this Security Agreement or in the Obligations or any of them, Service shall never be liable for unearned interest on the Obligations, or on any of them, and shall further never be required to pay interest on the Obligations, or on any of them, at a rate or in an amount in excess of the maximum authorized and allowed by applicable law. The intent of the parties being to conform and comply fully with all laws concerning usury applicable hereto or to the Obligations or any part thereof, any agreement concerning interest in this Security Agreement, in any promissory note or other evidence of any of the Obligations, and in any other agreement evidencing or securing any of the Obligations shall (if determined to be in apparent violation of any such laws) be immediately and ipso facto reformed and reduced so as to comply fully with any and all applicable laws with respect to usury, as now or hereafter construed by the courts with jurisdiction thereof, and any interest collected in excess of the amount authorized and permitted by such laws shall immediately be refunded to the person paying the same, or credited against the Obligations.

         No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations or payment thereof and no security taken thereafter for any part or all of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from (or additional collateral may be substituted for any or all of the Collateral under) this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released or the obligations and liability of Service or any part thereof; and this Security Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full. Any future assignment or attempted assignment or transfer of the interest of Pledgor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severally.

         Any notice or demand to Pledgor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States Mails, duly stamped and addressed to Pledgor at the street address first shown hereinabove for Service; but actual notice, however given or received, shall always be effective.

         All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Pledgor its heirs, executors, or administrators, and his or its successors or assigns. If there be more than one Pledgor, their obligations hereunder shall be joint and several.

         Each term used in this Security Agreement, unless the context otherwise requires, and in all event subject to any express definitions set forth in this Security Agreement, shall be deemed to have the same meaning herein as that given each such term under the Uniform Commercial Code, as adopted and as amended in the State of Texas.

         As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association".

         The law governing this secured transaction shall be that of the State of Texas (and applicable federal laws of the United States of America, to the extent controlling) existing as of the date hereof; provided, that if any additional rights or remedies are granted to secured parties or to persons similarly situated to Secured Party, then Secured Party shall also have and may exercise any such additional rights or remedies.

         Signed in multiple original counterparts and delivered on the day and year first above written.

                  PLEDGOR:
                                       /s/ ROGER J. ENGEMOEN, JR.
                                       ------------------------------
                                       Roger J. Engemoen, Jr.

                                       /s/ JAMES P. FORREST
                                       ------------------------------
                                       James P. Forrest

                                       /s/ JAMES B. GARDNER
                                       ------------------------------
                                       James B. Gardner

                                       ------------------------------
                                       Merle S. Gardner

                                       /s/ J. KELLY GRAY
                                       ------------------------------
                                       J. Kelly Gray

                                       /s/ JOE F. GRAY
                                       ------------------------------
                                       Joe F. Gray

                                       /s/ WILLIAM D. GROSS
                                       ------------------------------
                                       William D. Gross

                                       /s/ GARY R. HOLLIDAY
                                       ------------------------------
                                       Gary R. Holliday

                                       /s/ LARRY K. MCCORMICK
                                       ------------------------------
                                       Larry K. McCormick

                                       /s/ PHILIP A. PENDERGRAFT
                                       ------------------------------
                                       Philip A. Pendergraft

                                       /s/ PHILLIP L. PRICE
                                       ------------------------------
                                       Phillip L. Price


                                       ------------------------------
                                       JoAnn Gray Smith

                                       /s/ DANIEL P. SON
                                       ------------------------------
                                       Daniel P. Son

                                       /s/ Richard V. TONN, JR.
                                       ------------------------------
                                       Richard V. Tonn, Jr.


                                       ------------------------------
                                       Janey Gray Trowbridge

                                       SERVICE ASSET HOLDINGS, INC.


                                       By: /s/ ROGER J. ENGEMOEN, JR.
                                          ---------------------------
                                          Roger J. Engemoen, Jr.
                                          President

                                 PROMISSORY NOTE

$5,000,000.00                                                    August 15, 1997


For Value Received, without grace, and in accordance with the payment terms hereinafter set forth, the undersigned (herein called "Maker", whether one or more) promises to pay to the order of Service Lloyds Insurance Company ("Payee"), at its offices in Austin, Travis County, Texas, and in lawful money of the United States of America, the principal amount of U.S. Five Million Dollars ($5,000,000.00), together with interest from the date hereof until maturity, howsoever the same may occur, on the actual principal balance hereof from time to time outstanding and unpaid, at the rate of WALL STREET JOURNAL prime rate per annum (the "Base Rate")

All past due principal and interest on this Note shall bear interest from maturity thereof, howsoever the same may occur, until paid at a per annum rate which is four percent (4%) per annum above the Base Rate described above, but in no event to exceed the Maximum Lawful Rate, as herein defined.

The "Maximum Lawful Rate," as used herein, is the maximum lawful, non-usurious per annum rate of interest (determined on the basis of a year of 365 days or 366 days as the case may be) that from time to time, may be contracted for, charged, taken, received or reserved by the Payee or other holder hereof under Applicable Law.

For purposes of Tex.Rev.Civ.Stat.Ann., Art. 5069 Section 1.04, to the extent that such applies (or may from time to time apply) to this Note, the weekly indicated rate ceiling determined under said Art. 5069 Section 1.04 and appropriate for application to this Note shall be the interest rate ceiling applicable to this Note for purposes of said Art. 5069 Section 1.04.

Subject in all events to the limitations established herein in respect of the Maximum Lawful Rate, interest prior to maturity of this Note shall be calculated at a daily rate equal to 1/360th of the Base Rate, with the daily rate so determined being applied for the actual number of days elapsed, provided that in no event shall the amount or rate of interest payable hereunder exceed that calculated under or constituting the Maximum Lawful Rate.

"Applicable Law" as used herein, means that law, from time to time in effect and applicable to this Note and the indebtedness hereunder, which permits or authorizes the lawful charging and collection by Payee, or other holder hereof, of the highest permissible lawful and non-usurious rate of interest, and shall include laws of the State of Texas and laws of the United States of America.

Payment of this Note is secured by, and this Note is entitled to the benefits of, a stock pledge agreement of even date herewith executed by Maker (the "Collateral Agreement") to secure, guarantee or otherwise provide for payment hereof, in favor of or for the benefit of the Payee or other holder hereof.

It is stipulated that upon default in the punctual payment of the principal of or interest on this Note, as the same becomes due and payable; or upon default (or upon the occurrence of any event or condition that authorizes the Payee or other holder to accelerate the maturity hereof) under the Collateral Agreement (reference being here specifically made to said Collateral Agreement as to the rights of the Payee or other holder hereof to accelerate the maturity hereof under certain circumstances), then this Note shall thereupon be in default and at any time thereafter, at the option of the Payee or other holder hereof, this Note, both as to principal and interest then outstanding and accrued, shall be and become fully due and payable.

This Note shall be due and payable as follows:

          Interest shall be due and payable quarterly on the first day of October, January, April and July of each calendar year, beginning October 1, 1997, and continuing regularly and quarterly thereafter until October 1, 2004 ("Maturity Date"). Such payments of interest shall be in addition to the principal payments due under this Note. The principal of this Note shall be due and payable in annual installments on or before October 1 of each year as follows:
          $250,000.00 in 1998; $250,000.00 in 1999; $500,000.00 in 2000;
          $1,000,000.00 in 2001, $1,000,000.00 in 2002, $1,000,000.00 in 2003,
          and on the Maturity Date the entire amount remaining unpaid, principal and accrued interest, shall be due and payable.

If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at its maturity (howsoever such may occur, whether by demand, default, acceleration or otherwise) and it is placed in the hands of an attorney for collection, then the Maker further expressly agrees to pay, as a reasonable attorney's fee, ten percent (10%) of the full amount of principal and interest owing on this Note when it is placed in the hands of an attorney incident to the foregoing, such payments to be in addition to all other amounts owing hereunder.

In the event that maturity of this Note is accelerated by reason of default hereunder or under the Collateral Agreement, Maker of this Note expressly waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of acceleration or of intent to accelerate, and all other notice. In the event that Payee or any other holder elects to exercise its unqualified right to demand payment hereof, in full, at any time, Maker of this Note further agrees that demand upon Maker for payment shall be the only demand, notice, or act required or necessary incident to the exercise of such right and hereby waives any and all other notice, demand, presentment, protest, notice of intent to demand payment, or notice of demand in such regard. Maker further waives filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agrees to any substitution, exchange or release of any such security.

The undersigned Maker shall have the right and privilege of prepaying this Note at any time or times, in whole or in part, without notice or penalty. Any prepayment of principal shall be applied, in inverse order of maturity, to the payments scheduled under this Note to repay the principal hereof, and shall not relieve Maker of the obligation to pay scheduled obligatory payments on this
Note in accordance with the terms hereof, as the same mature, or upon demand. Principal that is prepaid will, however, cease to bear interest from the date of prepayment.

The unpaid principal amount hereof at any time shall be the total amount advanced or loaned hereunder by the Payee or other holder hereof to or for the account of the undersigned, less the amount of all payments received on the principal hereof. All payments received shall be first applied to the then unpaid accrued interest hereon, with the balance (if any) applied against principal.

Payee and the undersigned Maker specifically intend and agree to limit contractually the amount of interest payable on this Note to the maximum lawful amount permitted under the laws applicable to this Note and the indebtedness of the undersigned hereunder in the State of Texas (including any federal laws to the extent the same are applicable and controlling) from time to time in effect and likewise to provide in respect of this Note for only those charges and fees as are permitted thereunder. None of the terms of this Note or of any other instrument pertaining to or securing this Note shall ever create or be construed to create a contract to pay interest at a rate in excess of the Maximum Lawful Rate or in an amount in excess of the lawful maximum permitted under Applicable Law. Neither the undersigned nor any other party liable herefor shall ever be liable for interest in excess of that determined under the Maximum Lawful Rate that may be charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Note and of any other instruments pertaining to or securing this Note that may be in apparent conflict herewith and any such apparently conflicting term, rate or amount shall be, without further action of the parties, reduced to conform with the provisions hereof and Applicable Law. Similarly, any term or provision hereof apparently providing for the payment or charging of any fee, charge, expense or other amount not authorized to be made in connection with loans of the type evidenced hereby shall be reformed or stricken, as may be necessary to conform to applicable provisions of law, without further action by any party. If any amount constituting interest under Applicable Law that is paid to, or taken or received by Payee or other holder shall be in excess of that calculated at the Maximum Lawful Rate under Applicable Law, then any such excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded immediately to the undersigned or, at the option of the Payee or other holder, applied against the unpaid principal balance of this Note, and all provisions and terms hereof respecting interest shall be immediately reformed and reduced, all without the necessity of execution of further documents, so as to comply fully with Applicable Law.

This Note is a promissory note made under, and shall be construed in accordance with, the laws of the State of Texas and applicable controlling federal laws, provided that this Note shall not be governed by Ch. 15, Texas Credit Code.

                           MAKER:   SERVICE ASSET HOLDINGS, INC.


                                    By: /s/ ROGER J. ENGEMOEN, JR.
                                       ---------------------------
                                       Roger J. Engemoen, Jr.
                                       President

                          SECURITY AGREEMENT AND PLEDGE

                                 August 15, 1997

                      PARTIES, COLLATERAL, AND OBLIGATIONS

         Roger J. Engemoen, Jr., James P. Forrest, James B. Gardner, Merle S. Gardner, J. Kelly Gray, Joe F. Gray, William D. Gross, Gary R. Holliday, Larry
K. McCormick, Philip A. Pendergraft, Phillip L. Price, JoAnn Gray Smith, Daniel
P. Son, Richard V. Tonn, Jr., and Janey Gray Trowbridge ("Pledgor"), who are the owners and holders of all of the issued and outstanding stock of Service Asset Holdings, Inc. of 6907 Capital of Texas Highway, Austin, Texas 78731 ("Service"), for valuable consideration, receipt of which is acknowledged, hereby grant to Service Lloyds Insurance Company ("Secured Party"), a security interest in (and acknowledge that Secured Party has and shall continue to have a continuing security interest in and upon) the property described below ("Collateral"):

          All of the issued and outstanding shares of common stock of Service, together with (and the security interest herein granted shall extend to and the Collateral shall include) all proceeds, monies, income, benefits and rights attributable or accruing to said property, which Pledgor is or may hereafter become entitled to hold or receive, including, but not by way of limitation, all dividends (in cash, stock or otherwise) interest, premium, redemption proceeds and other payments or distributions of or with respect to said property, whether payable in cash, stock or other property, and all subscription and other rights.

          The security interest granted herein secures the payment of all liabilities, indebtedness, and obligations of Service to Secured Party (hereinafter called the "Obligations"), whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and all renewals, extensions and rearrangements of the above Obligations, and any of the same, including indebtedness evidenced by a promissory note of even date herewith (hereafter called the "Note") executed by Service in the principal amount of $5,000,000.00, payable to the order of Secured Party, and providing for interest, costs and expenses, and attorney's fees and legal expenses, all in accordance with the terms of the Note and this Security Agreement. Unless otherwise agreed, all of the Obligations shall be payable at the offices of the Secured Party in Austin, Travis County, Texas.

                                       II.

         WARRANTIES, COVENANTS AND AGREEMENTS OF THE PLEDGOR

         Pledgor hereby warrants, covenants and agrees that:

         1. Pledgor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance, lien, charge and from any other right, title, or interest of any person (other than the security interest of Secured Party hereunder); Pledgor has full power and lawful authority to sell, transfer and assign the Collateral to Secured Party and to grant to Secured Party a security interest in the Collateral; the security interest herein granted is, and will remain, as to the Collateral and as to any person or persons now or hereafter claiming any interest therein, first, prior, valid and effective; the execution and delivery and the performance hereof are not in contravention of any indenture, agreement or undertaking to which the Pledgor is a party or by which the Pledgor or its property is bound.

         2. Pledgor has not heretofore signed nor is there now on file any financing statement or security agreement which covers any part or all of the Collateral (other than such financing statements and security agreements, if any, of which both written notice and true and correct copies have heretofore been given by Pledgor to Secured Party).

         3. As long as any amount remains unpaid on any of the Obligations, or as long as any credit from Secured Party to Service is in use by or available to
Service: (i) Pledgor will not enter into or execute any security agreement or financing statement covering any part or all of the Collateral other than security agreements and financing statements in favor of Secured Party, and (ii) there will not be on file in any public office any financing statement (or document filed as such) covering any part or all of the Collateral other than financing statements in favor of Secured Party, unless in any case referred to in this Paragraph II.3. the specific prior written consent of Secured Party shall have been obtained.

         4. At the request of Secured Party, Pledgor will join Secured Party in executing such documents or financing statements in form satisfactory to Secured Party, as Secured Party may determine, from time to time, to be necessary or desirable under applicable law. It is agreed and understood (and Secured Party is hereby authorized to act hereunder) that Secured Party may, at any time or times file (or sign and file as a financing statement) any counterpart, carbon copy, or photographic or other reproduction of this Security Agreement or of any financing statement executed in connection with this Security Agreement.

         5. Pledgor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the written consent of Secured Party; and Pledgor will keep the Collateral free from any adverse, lien, security interest, encumbrance, charges or claim. Pledgor will not settle, adjust, modify, release or deal with in any respect any or all of the Collateral or any right or rights therein or relating thereto. All Collateral that is in negotiable or transferable form shall be duly delivered to Secured Party with all endorsements or signatures required for the transfer or conveyance of such Collateral.

         6. If, at any time, the Pledgor holds or has possession of the Collateral or any part thereof, then the same shall remain in Pledgor's possession and control at all times at Pledgor's risk of loss.

         7. If at any time or times Secured Party shall deem payment of the Obligations to be insecure (it being here stipulated that Secured Party may, without limiting the generality of the foregoing, deem payment of the Obligations insecure if, in the opinion of Secured Party, the value of the Collateral has declined or may decline), then Secured Party may call for additional Collateral satisfactory to Secured Party, and Pledgor promises to furnish such additional Collateral forthwith. The call for additional Collateral may be verbal or in writing, such writing to be sent to Pledgor at the address of Pledgor shown above in this Security Agreement.

         8. All information supplied and statements made by Pledgor in any financial, credit or accounting statement or application for credit made or delivered to Secured Party by or on behalf of Pledgor prior to, contemporaneously with or subsequent to the execution of this Security Agreement are and shall be true, correct, complete, valid and genuine.

         9. Pledgor will, upon the execution of this Security Agreement by or on behalf of Pledgor, deliver, or cause to be delivered, to Secured Party all instruments, securities, documents, and chattel paper subject to this Security Agreement duly endorsed or in negotiable or transferable form, as Secured Party may request; further, if any instruments, securities, chattel paper, monies, or documents are, at any time or times, included in the Collateral, whether as proceeds or otherwise, Pledgor will (while such are in Pledgor's possession) hold the same in trust and not commingle the same with any other property, and will deliver the same to Secured Party promptly upon the receipt thereof by Pledgor, and in any event immediately upon demand therefor by Secured Party.

         10. Pledgor will pay all expenses incurred by Secured Party in preserving, perfecting, defending, and enforcing this security interest or the Collateral and in collecting or enforcing the Obligations or the Note. Expenses for which Pledgor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate allowed under the terms of the appropriate Obligation, and Pledgor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party.

                                      III.

                                EVENTS OF DEFAULT

         Pledgor shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

         1. Any payment of principal of, or interest on, the Note or if any other of the Obligations is not made, in full, when due;

         2. Service's Default or refusal to perform or observe any agreement, obligation, duty or covenant of Service to the holder of the Obligations;

         3. Any warranty, representation or statement made in this Security Agreement or made or furnished to Secured Party by or on behalf of Pledgor in connection with this Security Agreement or to induce Secured Party to make any loan or credit available to Service proves to have been false in any material respect when made or furnished; or any financial statement of Service which has been or may be furnished to Secured Party by or on behalf of Service shall prove to be false in any materially detrimental respect;

         4. The levy of any attachment, execution, or other process against Pledgor or any of the Collateral;

         5. Death, dissolution, termination of existence, insolvency or business failure of Service, or the appointment of receiver or other legal representative for any part of the property of, or assignment for the benefit of creditors by Service;

         6. The commencement of a proceeding by or against, or the entry of an order for relief as to, Service under the federal Bankruptcy Code.

         7. Any deterioration or impairment of the Collateral or any part thereof or any decline or depreciation in the market value thereof (whether actual or reasonably anticipated) which, in the judgment of Secured Party, causes the Collateral to become unsatisfactory as to value or character.

                                       IV.

                                    REMEDIES

         Upon the happening of any event of default specified above, and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable, without presentment, demand, notice of default, notice of acceleration or of intent to accelerate, or any other notice or demand of any character to Service or Pledgor. Under this Security Agreement, Secured Party (or any other holder of the Obligations) has and may exercise with reference to the Collateral and Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted and as amended in the State of Texas, and as otherwise granted herein or under any other law or under any other agreement executed by Pledgor in favor of Secured Party or such other holder, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise to dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred and toward payment of the Obligations, in such order or manner as Secured Party may elect. It is specifically agreed by Pledgor that Secured Party may purchase the Collateral at any public or private sale; provided, however, that such sale is otherwise held in a commercially reasonable manner. To the extent permitted by law, Pledgor expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of Pledgor or formalities prescribed or provided by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is mailed, postage prepaid, to Pledgor at the address first shown above for Service at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of notice.

         To protect and more fully to secure its interests hereunder, Secured Party is expressly granted the right, at its option, and Pledgor agrees to perform all acts requested by Secured Party in connection therewith, to transfer at any time to Secured Party or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing there to and to hold the same as security for the Obligations or to apply the same on principal, accrued or earned interest or other amounts owing on any of the obligations, in such order or manner and at such time or times, as Secured Party may elect. Secured Party is further expressly granted the rights, exercisable at its option at any time, whether before or after default, to take control of any proceeds, payment, monies, income, collections or benefits and to notify account debtors, lessees, obligors on any instruments or other obligors to make all payments directly to Secured Party on any and all accounts, leases, instruments, or obligations constituting, at any time or from time to time, a part of the Collateral and to make payment directly to Secured Party of all such income, monies, proceeds or other benefits; and Pledgor will, upon request of Secured Party, so notify all such account debtors, lessees or obligors.

         All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to foreclosure on, sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

         The right of Secured Party to take possession or control of the Collateral upon the happening of any of the events or conditions constituting a default may be exercised without resort to any court proceeding or judicial process whatever and without any hearing whatever thereon.

                                       V.

                                     GENERAL

         Secured Party may, at its option, whether or not the Obligations are then due, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral against other parties, which Pledgor hereby agrees to do at its sole cost and expense.

         This Security Agreement shall not be construed as relieving Service from full recourse liability on the Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

         If maturity of the Obligations shall be accelerated for any reason, the full amount of any interest then unearned which has been collected theretofore by or for Secured Party shall thereupon be credited against the Obligations. Notwithstanding any other provision in this Security Agreement or in the Obligations or any of them, Service shall never be liable for unearned interest on the Obligations, or on any of them, and shall further never be required to pay interest on the Obligations, or on any of them, at a rate or in an amount in excess of the maximum authorized and allowed by applicable law. The intent of the parties being to conform and comply fully with all laws concerning usury applicable hereto or to the Obligations or any part thereof, any agreement concerning interest in this Security Agreement, in any promissory note or other evidence of any of the Obligations, and in any other agreement evidencing or securing any of the Obligations shall (if determined to be in apparent violation of any such laws) be immediately and ipso facto reformed and reduced so as to comply fully with any and all applicable laws with respect to usury, as now or hereafter construed by the courts with jurisdiction thereof, and any interest collected in excess of the amount authorized and permitted by such laws shall immediately be refunded to the person paying the same, or credited against the Obligations.

         No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations or payment thereof and no security taken thereafter for any part or all of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from (or additional collateral may be substituted for any or all of the Collateral under) this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released or the obligations and liability of Service or any part thereof; and this Security Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full. Any future assignment or attempted assignment or transfer of the interest of Pledgor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severally.

         Any notice or demand to Pledgor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the United States Mails, duly stamped and addressed to Pledgor at the street address first shown hereinabove for Service; but actual notice, however given or received, shall always be effective.

         All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Pledgor its heirs, executors, or administrators, and his or its successors or assigns. If there be more than one Pledgor, their obligations hereunder shall be joint and several.

         Each term used in this Security Agreement, unless the context otherwise requires, and in all event subject to any express definitions set forth in this Security Agreement, shall be deemed to have the same meaning herein as that given each such term under the Uniform Commercial Code, as adopted and as amended in the State of Texas.

         As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association".

         The law governing this secured transaction shall be that of the State of Texas (and applicable federal laws of the United States of America, to the extent controlling) existing as of the date hereof; provided, that if any additional rights or remedies are granted to secured parties or to persons similarly situated to Secured Party, then Secured Party shall also have and may exercise any such additional rights or remedies.

         Signed in multiple original counterparts and delivered on the day and year first above written.

                  PLEDGOR:
                                       /s/ ROGER J. ENGEMOEN, JR.
                                       ------------------------------
                                       Roger J. Engemoen, Jr.

                                       /s/ JAMES P. FORREST
                                       ------------------------------
                                       James P. Forrest

                                       /s/ JAMES B. GARDNER
                                       ------------------------------
                                       James B. Gardner


                                       ------------------------------
                                       Merle S. Gardner

                                       /s/ J. KELLY GRAY
                                       ------------------------------
                                       J. Kelly Gray

                                       /s/ JOE F. GRAY
                                       ------------------------------
                                       Joe F. Gray

                                       /s/ WILLIAM D. GROSS
                                       ------------------------------
                                       William D. Gross

                                       /s/ GARY R. HOLLIDAY
                                       ------------------------------
                                       Gary R. Holliday

                                       /s/ LARRY K. McCORMICK
                                       ------------------------------
                                       Larry K. McCormick

                                       /s/ PHILIP A. PENDERGRAFT
                                       ------------------------------
                                       Philip A. Pendergraft

                                       /s/ PHILLIP L. PRICE
                                       ------------------------------
                                       Phillip L. Price


                                       ------------------------------
                                       JoAnn Gray Smith

                                       /s/ DANIEL P. SON
                                       ------------------------------
                                       Daniel P. Son

                                       /s/ RICHARD V. TONN JR.
                                       ------------------------------
                                       Richard V. Tonn, Jr.


                                       ------------------------------
                                       Janey Gray Trowbridge


                                       SERVICE ASSET HOLDINGS, INC.


                                       By: /s/ ROGER J. ENGEMOEN, JR.
                                          ---------------------------
                                          Roger J. Engemoen, Jr.
                                          President

                                   AMENDMENT
                                      TO
                         SECURITY AGREEMENT AND PLEDGE

         This Amendment to the Security Agreement and Pledge ("Pledge") to the Promissory Note ("Note") dated August 15, 1997 is made as of August 16, 2000 (the "Amendment"), by and among Service Asset Holdings, Inc. ("Borrower"), and Service Lloyds Insurance Company ("Lender"). Capitalized terms used herein and not otherwise defined shall have their respective meaning as set forth in the Security Agreement and Pledge to the Promissory Note dated August 15, 1997 by and between Borrower and Lender.

                                    RECITALS

         WHEREAS, Borrower and Lender have entered into the Pledge and Note;

         WHEREAS, the Note is secured by all of the issued and outstanding shares of Common Stock of Maker and extends to all benefits and rights attributable or accruing thereto (the "Collateral") pursuant to the Pledge; and

         WHEREAS, Borrower and Lender desire to amend the Pledge in order to release certain Collateral therefrom.

         NOW, THEREFORE, BE IT RESOLVED, that in consideration of these promises, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Borrower and Lender hereby agree as follows:

1. Amendment to Pledge. The second paragraph of the Pledge shall be amended in its entirety to read as follows:


                  "All of the issued and outstanding shares of common stock of Service, together with (and the security interest herein granted shall extend to and the Collateral shall include) all proceeds, monies, income, benefits and rights attributable or accruing to said property, which Pledgor is or may hereafter become entitled to hold or receive, including, but not by way of limitation, all dividends (in cash, stock or otherwise) interest, premium, redemption proceeds and other payments or distributions of or with respect to said property, whether payable in cash, stock or other property, and all subscription and other rights; provided, however, that such proceeds, monies, income, benefits and rights attributable or accruing to said property specifically excludes any security interest in the assets of Service Asset Management Company described on
                  Schedule 1 attached hereto and all of the issued and outstanding shares of Capital Stock of Yee, Desmond, Schroeder and Allen, Inc., IBI, Inc., SAMCO Financial Advisors, Inc. and

                  SAMCO Holdings, Inc. (the "Excluded Assets") and all benefits and rights attributable or accruing to the Excluded Assets."

2. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall be one and the same instrument.





                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Amendment to the Security Agreement and Pledge has been executed by the parties hereof as of the date first set forth above.



                                    BORROWER:

                                    SERVICE ASSET HOLDINGS, INC.



                                    By: /s/ DANIEL P. SON
                                       ------------------------------
                                    Title: V.P.
                                          ---------------------------




                                    LENDER:


                                    /s/ ROGER J. ENGEMOEN JR.
                                    ---------------------------------
                                    Print Name: Roger J. Engemoen Jr.
                                               ----------------------
                                    Title: Vice President
                                          ---------------------------




                        [SIGNATURE PAGE TO AMENDMENT TO
                         SECURITY AGREEMENT AND PLEDGE]

                                   SCHEDULE 1


Cash                                         $835,102.00

Furniture and Equipment                      see attached

Securities Inventory                         see attached